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                                                                    EXHIBIT 23.2
                              ACCOUNTANTS' CONSENT

The Board of Directors
GeneScreen, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP
                                          -------------------------------------
                                          KPMG LLP

Princeton, New Jersey
April 3, 2000